SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2002

Commission              Exact name of registrant                 IRS Employer
File Number            as specified in its charter            Identification No.
-----------       -------------------------------------       ------------------
  1-12869            CONSTELLATION ENERGY GROUP, INC.             52-1964611
  1-1910            BALTIMORE GAS AND ELECTRIC COMPANY            52-0280210



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                 250 W. Pratt Street, Baltimore, Maryland            21201
            --------------------------------------------------     ----------
               (Address of principal executive offices)            (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
   --------------------------------------------------------------- ----------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events
---------------------

Attached to this Current Report on Form 8-K as Exhibit No. 99.1 is a press release that includes details about the financial performance of Constellation Energy, including special costs recorded in the fourth quarter of 2001. In addition, Constellation Energy declared a quarterly dividend of 24 cents per share, equivalent to an annual rate of 96 cents per share, as announced in the attached press release as Exhibit No. 99.2.


ITEM 7.  Financial Statements and Exhibits
------------------------------------------


(c)      Exhibit No. 99.1   Press Release of Constellation Energy Group, Inc.
                            issued on January 30, 2002.

(c)      Exhibit No. 99.2   Press Release of Constellation Energy Group, Inc.
                            issued on January 30, 2002 - Dividend Increase

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONSTELLATION ENERGY GROUP, INC.
                                    --------------------------------------------
                                                  (Registrant)


                                        BALTIMORE GAS AND ELECTRIC COMPANY
                                    --------------------------------------------
                                                  (Registrant)





Date: January 30, 2002                          /s/ E. Follin Smith
      ----------------              --------------------------------------------
                                    E. Follin Smith, Senior Vice President on
                                   behalf of each  Registrant and as Principal
                                      Financial Officer of each Registrant